ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

among

GOLDMAN SACHS MORTGAGE COMPANY,
as Assignor

GS MORTGAGE SECURITIES CORP.
as Assignee

and

COUNTRYWIDE HOME LOANS SERVICING LP,
as Servicer

Dated as of

January 1, 2006

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

This Assignment, Assumption and Recognition Agreement (this “Assignment Agreement”) dated as of January 1, 2006, is among GS Mortgage Securities Corp., as assignee (the “Assignee”), Goldman Sachs Mortgage Company, a New York limited partnership (the “Assignor”) and Countrywide Home Loans Servicing LP, as servicer (the “Servicer”):

WHEREAS, the Assignor and Countrywide Home Loans, Inc. (the “Seller”) have entered into that certain Master Mortgage Loan Purchase Agreement dated as of July 1, 2004, as amended (as amended, the “Sale Agreement”), between the Seller and the Assignor pursuant to which the Seller sold to the Assignor certain mortgage loans listed on the mortgage loan schedule attached as an exhibit to each Purchase Confirmation (as defined in the Sale Agreement);

WHEREAS, the Assignee has purchased from the Assignor the Mortgage Loans (as defined below) pursuant to that certain Assignment, Assumption and Recognition Agreement dated as of January 1, 2006, among the Assignor, the Assignee and the Seller;

WHEREAS, the Assignor and the Servicer have entered into that certain Servicing Agreement dated as of July 1, 2004, as amended (as amended, the “Servicing Agreement”), pursuant to which the Servicer agreed to service for the benefit of the Assignor certain mortgage loans listed on the mortgage loan schedule attached as an exhibit to each Purchase Confirmation (as defined in the Sale Agreement);

WHEREAS, the Assignee has agreed on certain terms and conditions to purchase from the Assignor, the Assignor’s rights under the Servicing Agreement, with respect to certain of the mortgage loans (the “Mortgage Loans”), which are subject to the provisions of the Servicing Agreement and the Sale Agreement and are listed on the mortgage loan schedule attached as Exhibit A hereto; and

WHEREAS, pursuant to a Master Servicing and Trust Agreement dated as of January 1, 2006 (the “Trust Agreement”), among the Assignee, as depositor, U.S. Bank National Association, as trustee (the “Trustee”), JPMorgan Chase Bank, National Association, as a custodian, Wells Fargo Bank, N.A., as securities administrator, master servicer and a custodian, and Deutsche Bank National Trust Company, as a custodian, the Assignee will transfer the Mortgage Loans to the Trustee, together with the Assignee’s rights under the Servicing Agreement, to the extent relating to the Mortgage Loans, and together with the Assignee’s rights under the Sale Agreement, to the extent relating to the Mortgage Loans (other than the rights of the Assignor to indemnification thereunder).

NOW THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.

The Assignor hereby grants, transfers and assigns to Assignee all of the right, title and interest of Assignor, as Owner under the Servicing Agreement, but only to the extent relating to the Mortgage Loans.

The Assignor represents and warrants to the Assignee that the Assignor has not taken any action which would serve to impair or encumber the Assignor’s ownership interest in the Mortgage Loans since the date of the Sale Agreement.

The Servicer and the Assignor shall have the right to amend, modify or terminate the Servicing Agreement without the joinder of the Assignee with respect to mortgage loans not conveyed to the Assignee hereunder; provided, however, that such amendment, modification or termination shall not affect or be binding on the Assignee.

2.

From and after the date hereof, the Servicer shall note the transfer of the Mortgage Loans to the Assignee in its books and records, shall recognize the Assignee as the owner of the Mortgage Loans and shall service the Mortgage Loans for the benefit of the Assignee pursuant to the Servicing Agreement, the terms of which are incorporated herein by reference.  It is the intention of the Assignor, Servicer and Assignee that the Servicing Agreement shall be binding upon and inure to the benefit of the Servicer and the Assignee and their successors and assigns.

The Servicer represents and warrants to the Assignee that (a) the copy of the Servicing Agreement, attached hereto as Exhibit B, provided to the Assignee, is a true, complete and accurate copy of the Servicing Agreement, (b) the Servicing Agreement is in full force and effect as of the date hereof, (c) the provisions thereof have not been waived, amended or modified in any respect, nor have any notices of termination been given thereunder, and (d) the Servicer is servicing each Mortgage Loan pursuant to the terms of the Servicing Agreement.

3.

The Assignee warrants and represents to, and covenants with, the Assignor and the Servicer as follows:

(a)

The Assignee is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and has all requisite power and authority to acquire, own and purchase the Mortgage Loans;

(b)

The Assignee has full power and authority to execute, deliver and perform under this Assignment Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Assignment Agreement is in the ordinary course of the Assignee’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Assignee’s organizational documents, or any legal restriction, or any material agreement or instrument to which the Assignee is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Assignee or its property is subject. The execution, delivery and performance by the Assignee of this Assignment Agreement, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action of the Assignee. This Assignment Agreement has been duly executed and delivered by the Assignee and constitutes the valid and legally binding obligation of the Assignee enforceable against the Assignee in accordance with its respective terms except as enforceability thereof may be limited by bankruptcy, insolvency, or reorganization or other similar laws now or hereinafter in effect relating to creditor’s rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or in law;

(c)

No material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Assignee in connection with the execution, delivery or performance by the Assignee of this Assignment Agreement, or the consummation by it of the transactions contemplated hereby; and

(d)

The Assignee agrees to be bound, as Owner, by all of the terms, covenants and conditions of the Servicing Agreement and the Mortgage Loans, and from and after the date hereof, the Assignee assumes for the benefit of each of the Servicer and the Assignor all of the Assignor’s obligations as Owner thereunder, with respect to the Mortgage Loans.

4.

The Servicer warrants and represents to, and covenants with, the Assignee that:

(a)

The Servicer is not a natural person or a general partnership and is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation, and has all requisite power and authority to service the Mortgage Loans;

(b)

The Servicer has full power and authority to execute, deliver and perform under this Assignment Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Assignment Agreement is in the ordinary course of the Servicer’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Servicer’s organizational documents, or any legal restriction, or any material agreement or instrument to which the Servicer is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject. The execution, delivery and performance by the Servicer of this Assignment Agreement, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action of the Servicer. This Assignment Agreement has been duly executed and delivered by the Servicer and constitutes the valid and legally binding obligation of the Servicer enforceable against the Servicer in accordance with its respective terms except as enforceability thereof may be limited by bankruptcy, insolvency, or reorganization or other similar laws now or hereinafter in effect relating to creditors’ rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or in law;

(c)

No material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Servicer in connection with the execution, delivery or performance by the Servicer of this Assignment Agreement, or the consummation by it of the transactions contemplated hereby;

(d)

As of the date hereof, the Servicer is not in default under the Servicing Agreement; and

(e)

No event has occurred or has failed to occur, during the period commencing on date on which Assignor acquired the Mortgage Loans and ending on January 30, 2006, which would make the representations and warranties set forth in Section 2.1 of the Servicing Agreement untrue if such representations and warranties were made effective as of January 30, 2006.

5.

From and after the date hereof, the Servicer shall recognize the Assignee as the owner of the Mortgage Loans, and shall look solely to the Assignee for performance from and after the date hereof of the Assignor’s obligations with respect to the Mortgage Loans.

6.

Notice Addresses.

(a)

The Assignor’s address for purposes of all notices and correspondence related to the Mortgage Loans and this Assignment Agreement is:

Goldman Sachs Mortgage Company

85 Broad Street

New York, New York 10004

Attention: Anton Kuzmanov

(b)

The Assignee’s address for purposes for all notices and correspondence related to the Mortgage Loans and this Assignment Agreement is:

GS Mortgage Securities Corp.

85 Broad Street

New York, New York 10004

Attention: Anton Kuzmanov

(c)

The Servicer’s address for purposes of all notices and correspondence related to the Mortgage Loans and this Assignment Agreement is:

Countrywide Home Loans Servicing LP

400 Countrywide Way

Simi Valley, California 93065

Attention: Lupe Montero

7.

This Assignment Agreement shall be governed by and construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions (other than Section 5-1401 of the general obligations law), and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

8.

This Assignment Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which the Servicer, the Assignor or the Assignee may be merged or consolidated shall, without the requirement for any further writing, be deemed the Servicer, the Assignor or the Assignee, respectively, hereunder.

9.

Any capitalized term used but not defined in this Assignment Agreement has the meaning assigned thereto in the Servicing Agreement.

10.

No term or provision of this Assignment Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

11.

This Assignment Agreement shall survive the conveyance of the Mortgage Loans and the assignment of the Servicing Agreement by the Assignor.

12.

Notwithstanding the assignment of the Servicing Agreement of either the Assignor or Assignee, this Assignment Agreement shall not be deemed assigned by the Servicer or the Assignor unless assigned by separate written instrument.

13.

For the purpose of facilitating the execution of this Assignment Agreement as herein provided and for other purposes, this Assignment Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be in original, and such counterparts shall constitute and be one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused this Assignment Agreement to be executed by their duly authorized officers as of the date first above written.

GS MORTGAGE SECURITIES CORP., as
Assignee

By:

  /s/ Greg A. Finck
Name:  Greg A. Finck
Title:  Managing Director

GOLDMAN SACHS MORTGAGE COMPANY, as Assignor

By: Goldman Sachs Real Estate Funding
Corp., its General Partner

By:

  /s/ Mark Weiss
Name:  Mark Weiss
Title:  Managing Director

COUNTRYWIDE HOME LOANS SERVICING LP, in its capacity as Servicer

By:  Countrywide GP, Inc., its General Partner

By:

  /s/ Monica Brudenell
Name:  Monica Brudenell
Title:  First Vice President

Exhibit A

Mortgage Loans

Exhibit B

Servicing Agreement